Exhibit 19 under Form N-1A
                       Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints Victor R. Siclari and Timothy S. Johnson of GREAT PLAINS FUNDS and the Deputy General Counsel of Federated Services Company, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                        TITLE                       DATE


                                  Trustee            July 10, 1997
Anne C. Hansen


/s/ C. Christine Thomson          Trustee
C. Christine Thomson


/s/ Victor R. Siclari             Trustee
Victor R. Siclari


/s/ Timothy S. Johnson            Trustee
Timothy S. Johnson





Sworn to and subscribed before me this 10th day of July, 1997



/s/ Nancy H. Beatty
Notary Public

Notarial Seal
Nancy H. Beatty, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Dec. 7, 2000
Member, Pennsylvania Association of Notaries

                           Exhibit 19 under Form N-1A
                       Exhibit 24 under Item 601/Reg. S-K


                                POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints Victor R. Siclari and Timothy S. Johnson of GREAT PLAINS FUNDS and the Deputy General Counsel of Federated Services Company, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                                           TITLE            DATE


/s/ Anne C. Hansen                                   Trustee      July 10, 1997
-------------------------------------------------
Anne C. Hansen


                                                     Trustee
C. Christine Thomson


                                                     Trustee
Victor R. Siclari


                                                     Trustee
Timothy S. Johnson





Sworn to and subscribed before me this 10th day of July, 1997


/s/ Connie Kreikemeier
Notary Public

General Notary-State of Nebraska
Connie Kreikemeier
My Comm. Exp. Apr. 16, 2000